Exhibit 10.18

500 Expressway Drive South
Brentwood, NY 11717
Phone: 631.231.4600
Fax: 631.404.3899
www.medical-action.com

June 14, 2012

Mr. Paul Meringolo
[____________]
[____________]

Dear Paul,

As approved by the Board of Directors, I am providing you with a summary of your Fiscal Year 2013 compensation program as an Executive Officer and member of the Executive Leadership Team:

•	Base Salary - $21,182.69 bi-weekly (Subject to applicable taxes)
•	Bonus Opportunity at 80% of base upon achievement of $12.7M in Operating Income
•	20,000 Restricted Shares granted upon achievement of $15M in Operating Income
•	Continuation of leased vehicle program to include, gas reimbursement, maintenance on said vehicle, and insurance

Your leadership and dedication to our Values in Action will allow us to achieve our goals in FY’13.  Please sign and return this document to me at your earliest convenience.

Sincerely,

/s/ Laurie Darnaby
Laurie Darnaby, SPHR
Vice President of Human Resources

/s/ Paul D. Meringolo	06/14/2012
Paul D. Meringolo, CEO & President	Date